UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 28, 2016
TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States	001-33390	52-2054948

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

7007 Broadway Ave., Cleveland, Ohio	44105

(Address of principle executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(216) 441-6000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 28, 2016, Third Federal Savings and Loan Association of Cleveland, (the "Association”), the wholly owned subsidiary of TFS Financial Corporation (“the Company”), announced the results of its 2016 company-run stress test conducted in accordance with regulations of the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency under the Dodd-Frank Wall Street Reform and Consumer Protection Act. A copy of the press release is attached as Exhibit 99.1 to this Report. The results can be found in the "Recent Presentations" section under the Investor Relations tab of the Company’s website at www.thirdfederal.com.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.

99.1	Press Release dated October 28, 2016

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)
Date: October 28, 2016	By:	/s/ Paul J. Huml
Paul J. Huml
Chief Operating Officer